Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION  CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-QSB of Mission Community Bancorp (“the Company”) for the period ended September 30, 2006, I, Ronald B. Pigeon, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             This Form 10-QSB for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in this Form 10-QSB for the period ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2006

By:	/s/ Ronald B. Pigeon
Ronald B. Pigeon
Executive Vice President
and Chief Financial Officer